SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): January 2, 2003


                          CELLEGY PHARMACEUTICALS, INC.
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             (Exact name of Registrant as specified in its charter)


                                   California
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                 (State or other jurisdiction of incorporation)


         0-26372                                             82-0429727
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       (Commission                                         (IRS Employer
       File Number)                                        Identification No.)


         349 Oyster Point Boulevard, Suite 200
                South San Francisco, CA                         94080
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       (Address of principal executive offices)              (Zip Code)


                                 (650) 616-2200
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              (Registrant's telephone number, including area code)


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          (Former name or former address, if changed since last report)

ITEM 5: OTHER EVENTS.

         On January 2, 2003, Cellegy Pharmaceuticals, Inc. (the "Company") issued a press release announcing that the Company has entered into an exclusive license agreement with PDI, Inc. to commercialize Tostrex(TM) Gel in North American markets.

         Under the terms of the agreement, PDI will be responsible for the marketing and sales of Tostrex and will utilize the existing sales and marketing infrastructure and skills contained within the PDI Pharmaceutical Products Group. Cellegy received a payment of $15 million on signing of the agreement on December 31, 2002 and will receive a milestone payment of $10 million contingent on approval of the product by the FDA in the United States. PDI will also make royalty payments on net sales ranging from 20% to 30%. Cellegy will be responsible for supplying finished product to PDI through its contract manufacturer. The agreement includes a number of other customary provisions including representations, warranties and indemnities for certain matters. The term of the agreement continues through the full duration of the commercial life of the product.

         Tostrex is a proprietary transdermal testosterone gel product developed by Cellegy to treat male hypogonadism, a condition frequently resulting in reduced libido and other signs of aging occurring in up to 5 million men in the United States alone. Cellegy submitted a New Drug Application (NDA) relating to Tostrex to the Food and Drug Administration (FDA) in June 2002.

         The parties' expectations concerning FDA approval of the product and commercial launch of the product are subject to a number of uncertainties and risks that could cause actual results to differ materially from anticipated results, including without limitation the uncertainty of regulatory approval for Tostrex, any labeling or other restrictions imposed by regulatory authorities which could delay product launch or reduce the commercial potential of the product, market acceptance of the product, competition from existing and future gel and other products, and the potential for supply disruption.

ITEM 7: FINANCIAL STATEMENTS AND EXHIBITS.

     (c)    Exhibits.
            None

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

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


         Date:  January 3, 2003          CELLEGY PHARMACEUTICALS, INC.

                                             By: /s/ Richard Juelis
                                                 ------------------
                                                  A. Richard Juelis
                                                  Vice President, Finance and
                                                  Chief Financial Officer

                                      -3-